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                                                                      Exhibit 10

                           DRINKER BIDDLE & REATH LLP
                              1345 CHESTNUT STREET
                             PHILADELPHIA, PA 19107

                               September 30, 1998


Governor Funds
3435 Stelzer Road
Columbus, OH  43219

         RE:      REGISTRATION STATEMENT ON FORM N-1A
                  -----------------------------------

Ladies and Gentlemen:

         We have acted as counsel to Governor Funds, a Delaware business trust (the "Trust"), in connection with the preparation and filing with the Securities and Exchange Commission of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

         The Trust is authorized to issue an unlimited number of shares of beneficial interest (the "Shares"), with a par value of $0.0001 per share. The Board of Trustees of the Trust has the power to create and establish one or more classes of Shares and to classify or reclassify any unissued Shares with respect to such classes.

         We have reviewed the Trust's Agreement and Declaration of Trust, By-Laws, consent of its initial trustee and such other legal and factual matters as we have deemed appropriate. We have assumed that the Shares have been or will be issued against payment therefor as described in the Trust's Prospectus.

         This opinion is based exclusively on the Delaware Business Trust Act and the federal law of the United States of America.

         Based upon the foregoing, it is our opinion that once the Trust's Board of Trustees has created and established the Prime Money Market, U.S. Treasury Obligations Money Market, Established Growth, Aggressive Growth, Emerging Growth, International Equity, Intermediate Term Income, Limited Duration Government Securities, Pennsylvania Municipal Bond, Lifestyle Conservative Growth, Lifestyle Moderate Growth and Lifestyle Growth Funds (the "Funds") and the classes of Shares representing interests therein, and any necessary filings are made with the State of Delaware, the Shares of the Funds, when issued as described in the prospectuses for those Funds, will be validly issued, fully paid and non-assessable by the Trust, and that the holders of the

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Governor Funds
September 30, 1998
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Shares of the Funds will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware (except that we express no opinion as to such holders who are also trustees of the Trust).

         We hereby consent to the filing of this opinion as an exhibit to the Trust's initial Registration Statement.

                                            Very truly yours,


                                            /s/ Drinker Biddle & Reath LLP
                                               DRINKER BIDDLE & REATH LLP